SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

March 19, 2008
Date of report (Date of earliest event reported)

Petroleum Development Corporation
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

120 Genesis Boulevard, Bridgeport, WV  26330
Address of Principal Executive Offices

304-842-3597
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 7.01	Regulation FD Disclosure

The following information is being furnished pursuant to Item 7.01 “Regulation FD Disclosure.”  This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

The Company has scheduled a conference call with investors on Wednesday, March 19, 2008, at 1:00 PM ET to discuss fourth quarter 2007 results.  A copy of the slide presentation, along with the Company’s unaudited Consolidated Balance Sheets as of December 31, 2007 and 2006, and its Consolidated Statements of Cash Flow for years ended December 31, 2007, 2006 and 2005, is hereby attached by reference to Exhibit 99.1, Exhibit 99.2 and 99.3, respectively.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)            Exhibits.

99.1	Petroleum Development Corporation, 2007 Earnings Release, March 19, 2008 PowerPoint
99.2	The Company’s Consolidated Statements of Cash Flow for years ending December 31, 2007, 2006 and 2005
99.3	The Company’s Consolidated Balance Sheets as of December 31, 2007 and 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	March 19, 2008

By:	/s/ Richard W. McCullough
Richard W. McCullough
President and CFO